       As Filed With the Securities and Exchange Commission on February 27, 2001
                                            Registration Nos. 33-12179/811-5040

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [   ]

POST-EFFECTIVE AMENDMENT NO. 19                                         [ X ]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [   ]


AMENDMENT NO.  23                                                       [ X ]


                      TOTAL RETURN U.S. TREASURY FUND, INC.

               (Exact Name of Registrant as Specified in Charter)
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

R. Alan Medaugh                             Copy to:    Edward J. Veilleux
535 Madison Avenue, 30th Floor                          One South Street
New York, NY 10022                                      Baltimore, MD 21202
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
----
 X   on March 1, 2001, pursuant to paragraph (b)
----
     60 days after filing pursuant to paragraph (a)
----
     75 days after filing pursuant to paragraph (a)
----
     on (date) pursuant to paragraph (a)(2) of Rule 485.
----

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
(A Class of Total Return U.S. Treasury Fund, Inc.)
535 Madison Avenue
30th Floor
New York, New York 10022
For information call (800) 955-7175


     This mutual fund (the "Fund") seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

     The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.") This Prospectus describes the ISI class (the "Shares") of the Fund.


                                TABLE OF CONTENTS



                                           Page
                                          -----
Investment Summary .....................    1
Fees and Expenses of the Fund ..........    2
Investment Program .....................    3
The Fund's Net Asset Value .............    3
How to Buy Shares ......................    4
How to Redeem Shares ...................    4
Telephone Transactions .................    5
Sales Charges ..........................    5
Dividends and Taxes ....................    6
Investment Advisor .....................    7
Administrator ..........................    7
Financial Highlights ...................    8
Application ............................   A-1



  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.



                  The date of this Prospectus is March 1, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT SUMMARY


Objectives and Strategies



      The Fund seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. The Advisor will consider both the security's yield and its potential for capital gains resulting from changes in interest rates.


Risk Profile


      The Fund may be suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.


      The value of an investment in the Fund will vary from day to day based on changes in the prices of the U.S. Treasury Securities in the Fund's portfolio. The prices of the U.S. Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of U.S. Treasury Securities.

      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.


      Maturity Risk. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, these price fluctuations will generally be greater at times when the Fund's average maturity is longer.

      Style Risk. The success of the Fund's investment approach will depend on the Advisor's ability to determine which direction interest rates are likely to move.

      Because U.S. Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities.


      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance

      The following bar chart and table show the performance of the Shares both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record, and do not necessarily indicate how the Fund will perform in the future.


                                   ISI Shares
                         For years ended December 31,*

 1991   1992    1993     1994     1995   1996    1997    1998    1999    2000
16.62%  4.38%  13.71%   -4.01%   21.69%  0.20%  10.62%  10.80%  -5.67%  15.80%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.


     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.78% (quarter ended 6/30/95) and the lowest return for a quarter was (4.71)% (quarter ended 3/31/96).

Average Annual Total Return (for periods ended December 31, 2000)



                                             Lehman Brothers                         Lehman Brothers
                                               Intermediate      Lehman Brothers        Long-Term
                            ISI Shares(1)   Treasury Index(2)   Treasury Index(2)   Treasury Index(2)
                            -------------   -----------------   -----------------   ----------------
Past One Year ...........   10.64%            10.26                 13.52                 20.27
Past Five Years .........    5.09%             6.13                  6.49                  7.29
Past Ten Years ..........    7.56%             7.17                  7.92                  9.91
Since Inception .........    7.87%(3)          7.79(4)               8.53(4)              10.54(4)

-----------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long-Term Treasury Index reflect the performance of U.S. Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. The indices are passive measurements of U.S. Treasury Securities' performance. They do not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.
(3) For the period from 8/10/88 through 12/31/00.
(4) For the period from 8/31/88 through 12/31/00.


FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold Shares.


Shareholder Transaction Expenses: (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)    4.45%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........................    None
Maximum Deferred Sales Charge (Load) ................................................    None
Redemption Fee ......................................................................    None
Exchange Fee ........................................................................    None

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)

Management Fees .....................................................................   0.27%
Distribution and/or Service (12b-1) Fees ............................................   0.25%
Other Expenses ......................................................................   0.30%
                                                                                        ----
Total Annual Fund Operating Expenses ................................................   0.82%
                                                                                        ====



Example:


     This Example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




 1 year     3 years     5 years     10 years
--------   ---------   ---------   ---------
 $525         $695        $880      $1,413



     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges".) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

Investment Objectives, Policies and
Risk Considerations

      The Fund's investment objectives are to seek a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities.


      The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from possible changes in interest rates.


      When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and the future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical Institutional Investor in each of the last 21 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund also may invest in repurchase agreements. With a repurchase agreement, the Fund agrees to purchase U.S. Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.

      An investment in the Fund involves risk. U.S. Treasury Securities are subject to interest rate risk. The value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs.


THE FUND'S NET ASSET VALUE


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact your Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.


      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


      The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES


      You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Investment Minimums


      Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

o If you are investing in an IRA account or a qualified retirement plan, your initial investment may be as low as $1,000.


o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.

Investing Regularly


      You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.


      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.


      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES


      You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.


      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:


1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) If you are redeeming Shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

      Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected.

      If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice. The Fund reserves the right to redeem Shares in kind under certain circumstances.


      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS


      If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES


Purchase Price


      The price you pay to buy Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:



                                   Sales Charge as a % of
                                   ----------------------
                                                   Net
                                    Offering      Amount
       Amount of Purchase             Price      Invested
--------------------------------   ----------   ---------
Less than    $   50,000.........     4.45%        4.66%
$   50,000 - $   99,999.........     3.50%        3.63%
$  100,000 - $  249,999.........     2.50%        2.56%
$  250,000 - $  499,999.........     2.00%        2.04%
$  500,000 - $  999,999.........     1.50%        1.52%
$1,000,000 - $1,999,999.........     0.75%        0.76%
$2,000,000 - $2,999,999.........     0.50%        0.50%
$3,000,000 and over.............     None         None



      The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

      Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Shares will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisor or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your Shares by February 28, 2002 and provide documentation of your redemption or sale.

Purchases by Exchange

      You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times a year. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price


      The price you receive when you redeem Shares will be the net asset value per share.


Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES


Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly and to distribute taxable net capital gains, at least annually.

Certain Federal Income Tax Consequences


      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If subject to federal, state and local taxation, they are taxable whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different ISI fund is the same as a sale.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR


      International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $646 million in net assets as of December 31, 2000.

      As compensation for its services for the fiscal year ended October 31, 2000, ISI received from the Fund a fee equal to 0.27% of the Fund's average daily net assets.

Portfolio Managers

      Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded ISI in 1991.

      Mr. Hyman is responsible for developing the forecasts and economic analysis on which the selection of investments in the Fund's portfolio of U.S. Treasury Securities are based. (See the section entitled "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 21 years.

      Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio of U.S. Treasury Securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR


      Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


(For a Share outstanding throughout each year)
--------------------------------------------------------------------------------


                                                                      For the Years Ended October 31,
                                                  ------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                  ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of year .........     $   9.35       $  10.62       $  10.04       $   9.83       $  10.19
                                                    --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income ........................         0.50           0.64           0.51           0.55           0.56
 Net realized and unrealized gain/(loss) on
   investments ................................         0.38          (1.03)          0.71           0.30          (0.23)
                                                    --------       --------       --------       --------       --------
 Total from Investment Operations .............         0.88          (0.39)          1.22           0.85           0.33
                                                    --------       --------       --------       --------       --------
Less Distributions:
 Distributions from net investment income
   and short-term gains .......................        (0.50)         (0.71)         (0.64)         (0.55)         (0.65)
 Tax return of capital distribution ...........           --             --             --          (0.08)            --
 Distributions in excess of net investment
   income .....................................        (0.16)            --             --          (0.01)         (0.04)
 Net realized long-term gains .................           --          (0.17)            --             --             --
                                                    --------       --------       --------       --------       --------
 Total distributions ..........................        (0.66)         (0.88)         (0.64)         (0.64)         (0.69)
                                                    --------       --------       --------       --------       --------
 Net asset value at end of year ...............     $   9.57       $   9.35       $  10.62       $  10.04       $   9.83
                                                    ========       ========       ========       ========       ========
Total Return(1) ...............................         9.49%         (3.82)%        12.50%          9.00%          3.44%
Ratios to Average Daily Net Assets:
 Expenses .....................................         0.82%          0.81%          0.85%          0.83%          0.81%
 Net investment income ........................         5.10%          4.68%          4.98%          5.62%          5.69%
Supplemental Data:
 Net assets at end of year (000):
 ISI Class Shares .............................     $136,728       $151,532       $171,336       $171,074       $193,486
 Flag Investors Class A Shares ................     $106,796       $114,886       $122,785       $122,229       $143,791
 Portfolio turnover rate ......................           15%            77%           179%            92%           199%




-----------
(1) Total return excludes the effect of sales charge.

                                             ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                                                       NEW ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
Make check payable to "ISI Total Return U.S. Treasury Fund Shares" and mail with this Application to:
           ISI Mutual Funds
           P.O. Box 219426
           Kansas City, MO 64121-9426

For assistance in completing this Application please call the Transfer Agent at (800) 882-8585.
To open an IRA account, call ISI at (800) 955-7175 to request an Application.

Your Account Registration (Please Print)


Individual or Joint Tenant                                    Gifts to Minors

__________________________________________________________    ____________________________________________________________________
First Name                Initial               Last Name     Custodian's Name (only one allowed by law)


__________________________________________________________    ____________________________________________________________________
Social Security Number                                        Minor's Name (only one)


__________________________________________________________    ____________________________________________________________________
Joint Tenant              Initial               Last Name     Social Security Number of Minor

__________________________________________________________    ____________________________________________________________________
Social Security Number                                        Minor's Date of Birth (Mo./Day/Yr.)

                                                              under the __________________ Uniform Gifts to Minors Act
                                                                        State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address


__________________________________________________________    ____________________________________________________________________
Name of Corporation, Trust or Partnership                     Street


__________________________________________________________    ____________________________________________________________________
Tax ID Number                                                 City                                        State        Zip

                                                              (    )
__________________________________________________________    ____________________________________________________________________
Name of Trustees (If to be included in the Registration)      Daytime Phone

__________________________________________________________
Existing Account No., if any:


Statement of Intention (Optional)

[ ] I intend to invest at least the amount indicated below in ISI Shares of Total Return U.S. Treasury Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

____$50,000      ____$100,000      ____$250,000      ____$500,000      ____$1,000,000      ____$2,000,000      ____$3,000,000


Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify you for this purchase.

               Fund Name                     Account No.                  Owner's Name                        Relationship
               ---------                     -----------                  ------------                        ------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


Distribution Options

Please check the appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

         Income Dividends                                   Capital Gains
         [ ] Reinvested in additional shares                [ ] Reinvested in additional shares
         [ ] Paid in Cash                                   [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)
[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $___________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.) Minimum initial investment $250.

Minimum Initial Investment: $250
Subsequent Investments (check one):    [ ] Monthly ($100 minimum)         [ ] Quarterly ($250 minimum)

                                                                                              -----------------------------
                                                                                              Please attach a voided check.
                                                                                              -----------------------------

_______________________________________________________     ________________________________________________________________________
Bank Name                                                   Depositor's Signature                                        Date
_______________________________________________________     ________________________________________________________________________
Existing ISI Total Return U.S. Treasury Fund                Depositor's Signature                                        Date
Account No., if any                                         (if joint acct., both must sign)

Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of __________________, 20__, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________________, from shares that I own, payable to the account registration address as shown above.
Participation requires minimum account value of $10,000.)

Frequency (check one):    [ ] Monthly      [ ] Quarterly (January, April, July and October)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below:

No, I/we do not want:      [ ] Telephone redemption privileges      [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

   Bank:_______________________________________________________    Bank Account No.:________________________________________________
Address:_______________________________________________________    Bank Account Name:_______________________________________________
        _______________________________________________________

Signature and Taxpayer Certification

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer
        Agent at 800-882-8585).
[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: _________________________________________________________________________

    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

_____________________________________________________________    ___________________________________________________________________
Signature                                       Date             Signature (if joint acct., both must sign)          Date

------------------------------------------------------------------------------------------------------------------------------------
For Dealer Use Only

Dealer's Name:    ________________________________________________________   Dealer Code:___________________________________________
Dealer's Address: ________________________________________________________   Branch Code:___________________________________________
                  ________________________________________________________
                  ________________________________________________________
Representative:   ________________________________________________________   Rep. No.:   ___________________________________________

                  ISI TOTAL RETURN U.S. TREASURY FUND SHARES

              (A Class of Total Return U.S. Treasury Fund, Inc.)






                              Investment Advisor
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                               535 Madison Avenue

                                   30th Floor
                            New York, New York 10022
                                 1-800-955-7175




        Administrator                                   Distributor
INVESTMENT COMPANY CAPITAL CORP.                 INTERNATIONAL STRATEGY &
      One South Street                             INVESTMENT GROUP INC.
  Baltimore, Maryland 21202                   535 Madison Avenue, 30th Floor
                                                  New York, New York 10022
                                                       1-800-955-7175



         Transfer Agent                             Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                    DELOITTE & TOUCHE LLP
        One South Street                         Princeton Forrestal Village
   Baltimore, Maryland 21202                      116-300 Village Boulevard

       1-800-882-8585                            Princeton, New Jersey 08540





        Custodian                                         Fund Counsel
   BANKERS TRUST COMPANY                           KRAMER LEVIN NAFTALIS &
    130 Liberty Street                                   FRANKEL LLP
  New York, New York 10006                           919 Third Avenue
                                                  New York, New York 10022

                                       ISI
                                  TOTAL RETURN
                                 U.S. TREASURY
                                   FUND SHARES
                            (A Class of Total Return
                           U.S. Treasury Fund, Inc.)

       You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


       In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


       For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.



                    Investment Company Act File No. 811-5040


                   ISI
                      INTERNATIONAL STRATEGY & INVESTMENT


                                       ISI
                                  TOTAL RETURN
                                  U.S. TREASURY
                                   FUND SHARES
                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)




       A mutual fund with the investment objectives of a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury.



                                  March 1, 2001







                                   PROSPECTUS

                                 FLAG INVESTORS
                                     [LOGO]


TOTAL RETURN US TREASURY FUND

Class A Shares (A Class of Total Return US Treasury Fund, Inc.)


Prospectus
March 1, 2001


The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                 FLAG INVESTORS
                                     [LOGO]


This mutual fund (the 'Fund') seeks to achieve a high level of total return, with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ('US Treasury Securities').

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ('Class A Shares') of the Fund.

TABLE OF CONTENTS
-----------------

Investment Summary ......................................... 1
Fees and Expenses of the Fund .............................. 2
Investment Program ......................................... 3
The Fund's Net Asset Value ................................. 3
How to Buy Shares .......................................... 4
How to Redeem Shares ....................................... 4
Telephone Transactions ..................................... 5
Sales Charges .............................................. 5
Dividends and Taxes ........................................ 7
Investment Advisor ......................................... 8
Administrator .............................................. 8
Financial Highlights ....................................... 9


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Objectives and Strategies


      The Fund seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in US Treasury Securities. The Fund will invest only in US Treasury Securities and in repurchase agreements fully collateralized by US Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the 'Advisor') may take full advantage of the entire range of maturities offered by US Treasury Securities. The Advisor will consider both the security's yield and its potential for capital gains resulting from changes in interest rates.


Risk Profile


      The Fund may be suited for you if you are seeking high total return, but you also desire the safety of an investment in US Treasury Securities.

      The value of an investment in the Fund will vary from day to day based on changes in the prices of the US Treasury Securities in the Fund's portfolio. The prices of the US Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of US Treasury Securities.


      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity Risk. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, these price fluctuations will generally be greater at times when the Fund's average maturity is longer.

      Style Risk. The success of the Fund's investment approach will depend on the Advisor's ability to determine which direction interest rates are likely to move.


      Because US Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities. If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance


      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record, and do not necessarily indicate how the Fund will perform in the future.


                                 Class A Shares
                          For years ended December 31,*

 1991   1992    1993     1994     1995   1996    1997    1998    1999    2000
16.62%  4.38%  13.71%   -4.01%   21.69%  0.20%  10.62%  10.80%  -5.67%  15.80%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.78% (quarter ended 6/30/95) and the lowest return for a quarter was (4.71)% (quarter ended 3/31/96).

Average Annual Total Return (for periods ended December 31, 2000)




                                                 Lehman Brothers                         Lehman Brothers
                                                   Intermediate      Lehman Brothers        Long Term
                            Class A Shares(1)   Treasury Index(2)   Treasury Index(2)   Treasury Index(2)
                            -----------------   -----------------   -----------------   ----------------
Past One Year ...........      10.58%                10.26                 13.52               20.27
Past Five Years .........       5.08%                 6.13                  6.49                7.29
Past Ten Years ..........       7.55%                 7.17                  7.92                9.91
Since Inception .........       7.87%(3)              7.79(4)               8.53(4)            10.54(4)



-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long-Term Treasury Index reflect the performance of US Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. These indices are passive measurements of US Treasury Securities' performance. They do not factor in the costs of buying, selling and holding securities -- costs that are reflected in the Fund's results.
(3) For the period 8/10/88 through 12/31/00.
(4) For the period 8/31/88 through 12/31/00.



FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.


Shareholder Transaction Expenses:
(fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ................................        4.50%(1)
Maximum Deferred Sales Charge (Load)
 (as a percentage of original purchase price or
 redemption proceeds, whichever is lower) ...........................        0.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........         None
Redemption Fee ......................................................         None
Exchange Fee ........................................................         None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)

Management Fees .....................................................        0.27%
Distribution and/or Service (12b-1) Fees ............................        0.25%
Other Expenses ......................................................        0.30%
                                                                            ------
Total Annual Fund Operating Expenses ................................        0.82%
                                                                            ======



-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your Class A Shares. (See the section entitled 'Sales Charges -- Redemption Price.')

Example:

     This Example is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year     3 years     5 years     10 years
                            --------   ---------   ---------   ---------
Class A Shares ..........     $530        $700        $885       $1418



     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objectives, Policies and Risk Considerations

      The Fund's investment objectives are to seek a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in US Treasury Securities.

      The Fund will invest only in US Treasury Securities and in repurchase agreements fully collateralized by US Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from possible changes in interest rates.

      When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by US Treasury Securities. At certain times, the average maturity of the US Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and the future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward
S. Hyman. Mr. Hyman has been rated a 'first team' economist by the periodical Institutional Investor in each of the last 21 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund also may invest in repurchase agreements. With a repurchase agreement, the Fund agrees to purchase US Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.

      An investment in the Fund involves risk. US Treasury Securities are subject to interest rate risk. The value of US Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. See the section entitled 'Sales Charges' for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at 'fair value' using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a 'Business Day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


      The following sections describe how to buy and redeem Class A Shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Class A Shares by sending your check (along with a completed Application Form) directly to the Fund.

      You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.


Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:


      o If you are investing in an Individual Retirement Account (IRA), your initial investment may be as low as $1,000.


      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.


      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled 'Automatic Investing Plan' for details.


      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in Class A Shares through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.


      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Class A shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You also may purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Class A Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled 'Telephone Transactions' for more information on this method of redemption.


      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Class A Shares:

1) A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information


      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected.


      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------
Purchase Price

      The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:


                                  Sales Charge as a % of
                               -----------------------------
                                                  Net Amount
Amount of Purchase              Offering Price     Invested
------------------------------------------------------------
Less than  $ 50,000..........        4.50%          4.71%
$50,000  - $ 99,999..........        3.50%          3.63%
$100,000 - $249,999..........        2.50%          2.56%
$250,000 - $499,999..........        2.00%          2.04%
$500,000 - $999,999..........        1.50%          1.52%
$1,000,000 and over..........        None           None
------------------------------------------------------------

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may pay a sales charge when you redeem your Class A Shares. See the section entitled 'Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on a purchase of Class A Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.


      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.


      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.


      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.


2) If you are exchanging an investment in Class A shares of another Flag Investors fund for an investment in Class A Shares (see the section entitled 'Purchases by Exchange' for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's distributor, the Advisor, the Fund's administrator or a broker-dealer authorized to sell shares of the Fund.


4) If you are buying shares in any of the following types of accounts:

     (i) A qualified retirement plan;


    (ii) A Flag Investors fund payroll savings plan program; or

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


      You may exchange Class A shares of any other Flag Investors fund for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge up to four times a year. You may not exchange Flag Investors Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from Class A shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      You will pay a sales charge when you redeem Class A Shares within 24 months of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule:

                         Sales Charge as a Percentage of the
                           Dollar Amount Subject to Charge
Years Since Purchase          (as a % of Cost or Value)
------------------------------------------------------------
First ................                 0.50%
Second ...............                 0.50%
Thereafter ...........                 None
------------------------------------------------------------


      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.


2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of Class A shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.


4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem Class A Shares within 24 months of purchase without paying a sales charge under any of the following circumstances:


1) If you are exchanging your Class A Shares for Class A shares of another Flag Investors fund.


2) If your redemption represents the minimum required distribution from an IRA or other retirement plan.


3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Distribution Plan


      The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Class A Shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly and to distribute taxable net capital gains, at least annually.

Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If subject to federal, state and local taxation, they are taxable whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange, or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

      International Strategy & Investment Inc. ('ISI' or the 'Advisor') is the Fund's investment advisor. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $646 million of net assets as of December 31, 2000.

      As compensation for its services for the fiscal year ended October 31, 2000, ISI received from the Fund a fee equal to 0.27% of the Fund's average daily net assets.


Portfolio Managers

      Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded ISI in 1991.


      Mr. Hyman is responsible for developing the forecasts and economic analysis on which the selection of investments in the Fund's portfolio of US Treasury Securities are based. (See the section entitled 'Investment Program.') Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a 'first team' economist, which is its highest rating, in each of the last 21 years.

      Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio of US Treasury Securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

ADMINISTRATOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


(For a Class A Share outstanding throughout each year)
--------------------------------------------------------------------------------

                                                                      For the Years Ended October 31,
                                                  ------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                  ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of year .........     $   9.35       $  10.62       $  10.04       $   9.83       $  10.19
                                                    --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income ........................         0.50           0.64           0.51           0.55           0.56
 Net realized and unrealized gain/(loss)
   on investments .............................         0.38          (1.03)          0.71           0.30          (0.23)
                                                    --------        --------      --------       --------       --------
 Total from Investment Operations .............         0.88          (0.39)          1.22           0.85           0.33
                                                    --------        --------      --------       --------       --------
Less Distributions:
 Distributions from net investment
   income and short-term gains ................        (0.50)         (0.71)         (0.64)         (0.55)         (0.65)
 Tax return of capital distribution ...........           --             --             --          (0.08)            --
 Distribution in excess of net invest-
   ment income ................................        (0.16)            --             --          (0.01)         (0.04)
 Net realized long-term gains .................           --          (0.17)            --             --             --
                                                    --------       --------       --------       --------       --------
 Total distributions ..........................        (0.66)         (0.88)         (0.64)         (0.64)         (0.69)
                                                    --------       --------       --------       --------       --------
 Net asset value at end of year ...............     $   9.57       $   9.35       $  10.62       $  10.04       $   9.83
                                                    ========       ========       ========       ========       ========
Total Return(1) ...............................         9.49%         (3.82)%        12.50%          9.00%          3.44%
Ratios to Average Daily Net Assets:
 Expenses .....................................         0.82%          0.81%          0.85%          0.83%          0.81%
 Net investment income ........................         5.10%          4.68%          4.98%          5.62%          5.69%
Supplemental Data:
 Net assets at end of year (000):
 Flag Investors Class A Shares ................     $106,796       $114,886       $122,785       $122,229       $143,791
 ISI Class Shares .............................     $136,728       $151,532       $171,336       $171,074       $193,486
 Portfolio turnover rate ......................           15%            77%           179%            92%           199%




-----------
(1) Total return excludes the effect of sales charge.

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







                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Advisor
INTERNATIONAL STRATEGY & INVESTMENT INC.
535 Madison Avenue
30th Floor
New York, New York 10022

Administrator
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Independent Auditors
DELOITTE & TOUCHE LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540

Fund Counsel
KRAMER LEVIN NAFTALIS & FRANKEL LLP
919 Third Avenue
New York, New York 10022

                                 FLAG INVESTORS
                                     [LOGO]







   Flag Investors Funds o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-5040                          TRPRS (3/01)

                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


                      TOTAL RETURN U.S. TREASURY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022


--------------------------------------------------------------------------------



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY CALLING THE FUND AT (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES) OR (800) 955-7175 (FOR THE ISI SHARES).


The Fund's financial statements for the fiscal year ended October 31, 2000, and the report of independent auditors are included in the Fund's annual report and incorporated by reference into this Statement of Additional Information.



            Statement of Additional Information Dated: March 1, 2001
                         Relating to the Prospectuses of
                   ISI Total Return U.S. Treasury Fund Shares
                                       and
          Flag Investors Total Return U.S. Treasury Fund Class A Shares

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................4
VALUATION OF SHARES AND REDEMPTION.............................................7
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...........................8
MANAGEMENT OF THE FUND........................................................11
INVESTMENT ADVISORY AND OTHER SERVICES........................................15
ADMINISTRATION................................................................16
DISTRIBUTION OF FUND SHARES...................................................17
BROKERAGE.....................................................................22
CAPITAL SHARES................................................................24
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS........................................25
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................25
INDEPENDENT AUDITORS..........................................................25
LEGAL MATTERS.................................................................26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................26
PERFORMANCE AND YIELD COMPUTATIONS............................................26
FINANCIAL STATEMENTS..........................................................28

GENERAL INFORMATION AND HISTORY

         Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares:

o Flag Investors Total Return U.S. Treasury Fund Class A Shares, (the "Flag Investors Class A Shares") and

o ISI Total Return U.S. Treasury Fund Shares (the "ISI Shares").

         There are two separate prospectuses for the Fund's shares: one for the Flag Investors Class A Shares and one for the ISI Shares. Each prospectus contains important information concerning the class of shares offered thereby and the Fund, and may be obtained without charge from the Fund's distributors (the "Distributors") at (800) 767-FLAG (for a prospectus for the Flag Investors Class A Shares) or (800) 955-7175 (for a prospectus for the ISI Shares), or from Participating Dealers that offer shares of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein the term "Prospectus" describes information common to the prospectuses of the two classes of the Fund's Shares currently being offered, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on August 10, 1988.

         The Fund no longer offers the following classes of shares: Flag Investors Total Return U.S. Treasury Fund Class D Shares (which were known at the time as Flag Investors Total Return U.S. Treasury Fund Class B Shares), which were offered from November 9, 1992 through February 27, 1994, and Flag Investors Total Return U.S. Treasury Fund Class B Shares, which were offered from June 20, 1996 through April 29, 1999.

         Under a license agreement dated September 1, 2000 between the Fund and DB Alex. Brown LLC (predecessor to Deutsche Banc Alex. Brown Inc.), DB Alex. Brown LLC licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.


INVESTMENT OBJECTIVES AND POLICIES

         The Fund's investment objectives are to seek to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund's investment objectives and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

         Except as specifically identified under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). The Fund's investment objectives are fundamental, however, and may not be changed without such a vote.

STRIPS

         The Fund may purchase STRIPS, which are U.S. Treasury Securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

Repurchase Agreements

         The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest at least equal to 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government is not considered an issuer for this purpose);

4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

5.   Invest in real estate or mortgages on real estate;

6.   Purchase or sell commodities or commodities contracts or futures contracts;

7. Act as an underwriter of securities within the meaning of the Federal securities laws;

8.   Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

10.  Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the 1940 Act;

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.  Invest in companies for the purpose of exercising management or control;

17.  Invest in puts or calls or any combination thereof;

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

         The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days.


VALUATION OF SHARES AND REDEMPTION

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other investors.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

         The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

         The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Fund Distributions

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at a maximum rate of 20%, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to you on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

         The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

Sale, Exchange or Redemption of Fund Shares

         Generally, any gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of Shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such Share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) Shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         If you (1) incur a sales load in acquiring Shares of the Fund, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

         Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to the state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

         The Fund's Board of Directors manages the Fund's overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributors and the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Advisor, the Distributors or the Fund's administrator.

Directors and Officers

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

*EDWARD S. HYMAN, Chairman and Director (4/8/45)
         Chairman, International Strategy & Investment Inc. (registered investment advisor), and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and registered broker-dealer) 1991-Present.

JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), The Nevis Fund (registered investment company), Flag Investors Family of Funds (registered investment companies), and Brown Investment Advisory & Trust (registered investment advisor). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Household International (banking and finance) and Flag Investors Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee of the American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation, retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Flag Investors Family of Funds (registered investment companies), Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); President (interim), Williams College and President, Flag Investors Family of Funds (registered investment companies).

R. ALAN MEDAUGH, President (8/20/43)
         President, International Strategy & Investment Inc. (registered investment advisor). Formerly, Director, International Strategy & Investment Group, Inc., 1991-1999.

NANCY LAZAR, Vice President (8/1/57)
         Executive Vice President and Secretary, International Strategy & Investment Inc. (registered investment advisor) 1991-Present.

CARRIE L. BUTLER, Vice President (5/1/67)
         Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor) 1991-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
         Director, Deutsche Asset Management, 1999-Present; Executive Vice President, Investment Company Capital Corporation since 1996. Trustee, Devcap Trust (registered investment company).

MARGARET M. BEELER, Assistant Vice President (3/1/67)
         Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995-1996; Sales Manager, Donna Maione, Inc., 1994-1995 and Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/2/66)
         Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Select Private Banking Officer; Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

CHARLES A. RIZZO, Treasurer (8/5/57)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P (now PricewaterhouseCoopers
         LLP), 1993-1998.

FELICIA A. EMRY, Secretary (12/19/69)
         One South Street, Baltimore, Maryland 21202. Assistant Vice President, Deutsche Asset Management, since 1999. Formerly, Associate, Hogan & Hartson L.L.P., 1997-1999 and Associate, Winston & Strawn, 1994-1997.

AMY M. OLMERT, Assistant Secretary (5/14/63)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management;; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP, 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

BRUCE A. ROSENBLUM, Assistant Secretary (9/14/60)
         One South Street, Baltimore, Maryland 21202. Vice-President, Deutsche Asset Management since 2000. Formerly, Partner, Freedman, Levy, Kroll & Simonds, 1997-1999, Senior Associate, 1994-1996.



* A Director who is an "interested person" as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). Each of the Directors of the Fund serves in the same capacity for each of the other funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with the Fund's administrator or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among the funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled $18,008.58.

         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively.

                               COMPENSATION TABLE
---------------------------------------- -------------------------------------- --------------------------------------
Name of Person, Position                 Aggregate Compensation From the Fund   Total Compensation From the Fund and
                                         Payable to Directors for the Fiscal    Fund Complex Payable to Directors
                                         Year Ended October 31, 2000            for the Fiscal Year Ended October
                                                                                31, 2000
---------------------------------------- -------------------------------------- --------------------------------------

Edward S. Hyman, Chairman and Director(1)                      $0                                            $0

Joseph R. Hardiman, Director                                   $6,681.6                $12,000 for service on 4
                                                                                       Boards in the Fund Complex

Louis E. Levy, Director                                        $6,141.88               $11,000 for service on 4
                                                                                       Boards in the Fund Complex

Carl W. Vogt, Esq., Director                                   $6,681.67               $12,000 for service on 4
                                                                                       Boards in the Fund Complex

-----------------
(1) A Director who is an "interested person" as defined in the 1940 Act.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and one of its distributors as described below.

         Access persons of the Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and access persons of one of the Fund's distributors, ISI Group, Inc. are subject to the same Code of Ethics. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, the Code also provides for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         ICC Distributors, Inc., a distributor of the Fund, is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

         The Codes of Ethics are on public file with, and are available from, the SEC.


INVESTMENT ADVISORY AND OTHER SERVICES

         ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with net assets of approximately $646 million as of December 31, 2000.

         Under the Advisory Agreement, ISI: (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to the policies and control of the Fund's Board of Directors. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund which varies as follows:

                                              Incremental Advisory Fee
                                                (as a percentage of
         Average Daily Net Assets             Average Daily Net Assets)
         ------------------------             -------------------------
         Less than $100,000,000                         0.20%
         $100,000,001 - $200,000,000                    0.18%
         $200,000,001 - $300,000,000                    0.16%
         $300,000,001 - $500,000,000                    0.14%
         $500,000,001 and over                          0.12%

         In addition, the Fund pays the Advisor 1.5% of the Fund's gross income.

         The Advisory Agreement will continue in effect from year to year after its initial two-year term if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Advisory Agreement was most recently approved by the Fund's Board of Directors in the foregoing manner on September 6, 2000. The Fund or the Advisor may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                Years Ended October 31,
---------------------------------------- -------------------------------------- --------------------------------------
                 2000                                    1999                                   1998
                 ----                                    ----                                   ----
---------------------------------------- -------------------------------------- --------------------------------------
               $681,254                                $753,740                               $784,379
               --------                                --------                               --------
---------------------------------------- -------------------------------------- --------------------------------------


ADMINISTRATION

         Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

         Pursuant to the terms of the amended Administration Agreement, ICCC receives an annual fee, calculated according to the following schedule based on the combined assets of the ISI funds:


                                              Incremental Advisory Fee
                                                (as a percentage of
         Average Daily Net Assets             Average Daily Net Assets)
         ------------------------             -------------------------
         $0 - $75,000,000                                0.20%
         $75,000,001 - $150,000,000                      0.15%
         $150,000,001 - $225,000,000                     0.10%
         $225,000,001 - $500,000,000                     0.05%

         $500,000,001 and over                           0.03%


         ICCC's fee is allocated among the funds in the Fund Complex according to their relative net assets.

         The services of ICCC to the Fund are not exclusive and ICCC is free to render similar services to others. Administration fees paid by the Fund to ICCC for the last three fiscal years were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                Years Ended October 31,
---------------------------------------- -------------------------------------- --------------------------------------
                 2000                                    1999                                   1998
                 ----                                    ----                                   ----
---------------------------------------- -------------------------------------- --------------------------------------
               $249,914                                $311,100                               $349,575
               --------                                --------                               --------
---------------------------------------- -------------------------------------- --------------------------------------

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services".)

DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group") serves as distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). ICC Distributors Inc. ("ICC Distributors") serves as distributor for the Flag Investors Class A Shares pursuant to an agreement effective August 31, 1997 ("Flag Distribution Agreement"). The Distribution Agreements provide that ICC Distributors (in the case of the Flag Investors Class A Shares) or ISI Group (in the case of the ISI Shares) has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers.

         The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares, (i) will solicit and receive orders for the purchase of ISI Shares
(ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

         ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         The Flag Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Flag Investors Class A Shares upon the terms and conditions contained in the Flag Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Flag Investors Class A Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Flag Distribution Agreement. Pursuant to the Flag Distribution Agreement, ICC Distributors shall devote reasonable time and effort to effect sales of Flag Investors Class A Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Flag Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Flag Distribution Agreement. The Flag Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreements may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Flag Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect from year to year with respect to the Flag Investors class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to the Flag Investors class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval (see below). The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose.

         The ISI Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by its Board of Directors, including a majority of the Independent Directors, on September 6, 2000. The Flag Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by its Board of Directors, including a majority of the Independent Directors, on September 26, 2000.

         ICC Distributors and ISI Group have entered into Sub-Distribution Agreements with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreements at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including DB Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors and ISI Group will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributors or the Fund's administrator or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution and related administrative services under the Distribution Agreements as described above, the Fund will pay ICC Distributors for the Flag Investors Class A Shares and ISI Group for the ISI Shares, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the respective class of Shares. The Distributors expect to allocate up to all of their fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributors received fees in the following amounts:


                                                             For the Fiscal Year Ended October 31
                                                  ------------------------------------------------------------

                                                     2000                    1999                    1998
                                                     ----                    ----                    ----

Flag Investors Class A Shares
12b-1 Fee                                         $270,423(1)             $305,548(1)              $310,766(1)


Flag Investors Shareholder Servicing Fee
(Class B Shares) Fee                                 N/A                  $16,157(1,2)             $5,079(1,2)


ISI Shares 12b-1 Fee                              $355,063(3)             $403,641(3)              $423,709(3)

(1) Fees received by ICC Distributors.
(2) The B Shares were converted to A Shares on May 14, 1999.
(3) Fees received by ISI Group.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors or ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ICC Distributors and ISI Group are authorized to make payments out of their fees to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors on September 6, 2000.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors or ISI Group pursuant to the Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreement and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors or ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans in the last three fiscal years, respectively, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         For the last three fiscal years, the Flag Investors Class A Shares' distributor and the ISI Shares' distributor received the following commissions or contingent deferred sales charges and from such commissions or sales charges, the distributor retained the following amounts:

                                                               Fiscal Year Ended October 31,
                             ---------------------------------------------------------------------------------------
                                       2000                             1999                           1998
                                       ----                             ----                           ----
         Class               Received        Retained        Received        Retained        Received       Retained
         -----               --------        --------        --------        --------        --------       --------
Flag Investors Class A
Shares Commissions              0                0         $     83,577         $0         $     73,776        $0
ISI Shares Commissions       $32,791             0         $    123,761         $0         $    207,284        $0

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICCC, ISI Group or ICC Distributors.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101. The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

         Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.

         Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisor to furnish reports and to maintain records in connection with such reviews.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, no brokerage commissions were paid by the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 2000, the Fund held a 6.50% repurchase agreement issued by Goldman Sachs & Company valued at $27,538,105 and a 6.45% repurchase agreement issued by J.P.Morgan Securities Inc. valued at $27,539,472.


CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of
Shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares, Flag Investors Total Return U.S. Treasury Fund Class B Shares, Flag Investors Total Return U.S. Treasury Fund Class C Shares, Flag Investors Total Return U.S. Treasury Fund Class D Shares and ISI Total Return U.S. Treasury Fund Shares. The Flag Investors Total Return U.S. Treasury Fund Class B and Class D Shares are no longer being offered. The Flag Investors Total Return U.S. Treasury Fund Class C Shares have not yet been offered. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company, 130 Liberty Street, New York, New York 10006 ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 2000, the Fund paid Bankers Trust $56,536 as compensation for providing custody services. ICCC, One South Street, Baltimore, Maryland 21202 (telephone: (800)882-8585) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICCC receives up to $21.50 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 2000, such fees totaled $229,429.

         ICCC also provides accounting services to the Fund. As compensation for these services, ICCC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

Average Daily Net Assets                Incremental Fee
------------------------                ---------------
0 - $10,000,000                         $13,000 (fixed fee)
$10,000,000  - $20,000,000              0.100%
$20,000,000  - $30,000,000              0.080%
$30,000,000  - $40,000,000              0.060%
$40,000,000  - $50,000,000              0.050%
$50,000,000  - $60,000,000              0.040%
$60,000,000  - $70,000,000              0.030%
$70,000,000  - $100,000,000             0.020%
$100,000,000 - $500,000,000             0.015%
$500,000,000 - $1,000,000,000           0.005%
over $1,000,000,000                     0.001%

         In addition, the Fund will reimburse ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement. As compensation for providing accounting services for the fiscal year ended October 31, 2000, ICCC received fees of $77,608.


INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors, Deloitte & Touche LLP, Princeton Forestal Village, 116-300 Village Boulevard Princeton, New Jersey 08540.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Fund management's knowledge, as of February 1, 2001, no shareholder owned beneficially or of record 5% or more of the outstanding Shares of a class of the Fund.

         In addition, to Fund management's knowledge, as of February 1, 2001, Directors and officers as a group owned less than 1% of total outstanding Shares of a class of the Fund.



PERFORMANCE AND YIELD COMPUTATIONS

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculation

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV
Where: P  = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years (1, 5 or 10)
          ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) began operations. In calculating the ending redeemable value for the Flag Investors Class A Shares and the ISI Shares, the maximum sales load (4.50% and 4.45%, respectively) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 2000 were as follows:

                                One-Year Period                 Five-Year Period                  Ten-Year Period
                            Ended October 31, 2000           Ended October 31, 2000            Ended October 31, 2000
                        ------------------------------   ------------------------------   ------------------------------
                                            Average                          Average                          Average
                            Ending        Annual Total       Ending        Annual Total       Ending        Annual Total
Class                   Redeemable Value     Return      Redeemable Value     Return       Redeemable Value     Return
-----                   ----------------  ------------   ----------------  ------------   ----------------  ------------
Flag Investors Class
A Shares- 8/10/88*          1105.80           10.58          1281.10           5.08           2071.30            7.55
ISI Shares - 8/10/88*       1106.40           10.64          1281.80           5.09           2072.40            7.56

----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations

         The yield based on the 30-day period ended October 31, 2000 was 5.17% for the Flag Investors Class A Shares and 5.17% for the ISI Shares, computed in the manner discussed below.

         The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Flag Investors Class A Shares and 4.45% for the ISI Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rates in the fiscal years ended October 31, 2000, 1999 and 1998 were 15%, 77%, and 179%, respectively. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1998 increased as a result of changes in investment strategy.


FINANCIAL STATEMENTS

         The financial statements for the Fund for the period ended October 31, 2000, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2000.

PART C.     OTHER INFORMATION

Item 23.  Exhibits

(a) (1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (2) Articles Supplementary to Registrant's Articles of Incorporation dated December 18, 1991 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (3) Articles Supplementary to Registrant's Articles of Incorporation dated December 15, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (4) Articles Supplementary to Registrant's Articles of Incorporation dated December 31, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (5) Articles Supplementary to Registrant's Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(c) (1) Form of Specimen Certificate of Common Stock, $.001 par value with respect to the Flag Investors Total Return U.S. Treasury Fund Class A Shares incorporated by reference to Exhibit (1)(Articles of Incorporation) as amended to date, to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996, and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 15 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000364) on February 26, 1997.

    (2) Form of Specimen Certificate of Common Stock, $.001 par value with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (1)(Articles of Incorporation) as amended to date, to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996, and
Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 15 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000364) on February 26, 1997.

    (3) Form of Specimen Certificate of Common Stock, $.001 par value with respect to the Flag Investors Total Return U.S. Treasury Fund Class B Shares incorporated by reference to Exhibit (1)(Articles of Incorporation) as amended to date, to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996, and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 15 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000364) on February 26, 1997.

(d) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit
(5) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(e) (1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc. with respect to the Flag Investors Shares incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (2) Form of Participating Dealer Agreement between ICC Distributors, Inc. and Participating Dealers with respect to the Flag Investors Shares incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (3) Form of Shareholder Servicing Agreement for the Flag Investors Shares incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (4) Distribution Agreement dated as of April 1, 1997 between Registrant and International Strategy & Investment Group Inc, with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (5) Form of Agency Distribution Agreement between International Strategy & Investment Group Inc. and Participating Dealers with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (6) Form of Shareholder Servicing Agreement for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(f) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

(f) None.

(g) Custodian Agreement dated June 5, 1998, between Registrant and Bankers Trust Company, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(h) Master Services Agreement dated as of January 1, 1994, between Registrant and Investment Company Capital Corp., with Appendices for the provision of Administration, Accounting and Transfer Agency Services incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(i) (1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

    (2) Consent of Counsel, filed herewith.

(j) Consent of Deloitte & Touche LLP, filed herewith.

(k) None.

    (l) Subscription Agreements between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(m) (1) Distribution Plan for the Flag Investors Total Return U.S. Treasury Fund Class A Shares incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (2) Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

    (3) Distribution Plan for the Flag Investors Total Return U.S. Treasury Fund Class B Shares incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000163) on March 26, 1996.

    (4) Amended Distribution Plan for the Flag Investors Total Return U.S. Treasury Fund Class A Shares incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (5) Amended Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

    (6) Amended Distribution Plan for the Flag Investors Total Return Class B Shares incorporated by reference to Exhibit (15)(f) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

(n) Financial Data Schedule, not applicable.

(o) (1) Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000163) on March 26, 1996.

    (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(p) (1) ISI Funds Code of Ethics, filed herewith.

    (2) ISI Advisors Code of Ethics, filed herewith.

(q) Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification.

Under the terms of the Fund's Articles of Incorporation, the Registrant may indemnify each of its Directors and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the corporation has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding where
(a) the act or omission of the director was material to the cause of action adjudicated; the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; the director actually received an improper personal benefit in money, property, or services or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful, or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Termination of any proceeding by conviction or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the standard of conduct. No such presumption results from the termination of any proceeding by judgment, order or settlement. Expenses, including counsel fees so incurred by any such person (but excluding amounts paid in satisfaction of judgment, in compromise or as fines or penalties), shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that such person shall have affirmed that he in good faith believes that he has met the standard of conduct necessary for indemnification and shall have provided a written undertaking to repay the amount if it is ultimately determined that the standard of conduct has not been met and either a majority of the Directors acting on the matter who are not parties to such action (provided that at least two of such Directors then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman, Chief Executive Officer and a Director of International Strategy & Investment Group Inc., the distributor for the Fund's ISI Total Return U.S. Treasury Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President and a Director of International Strategy & Investment Group, Inc.; and Joel Fein, Chief Financial Officer of the Investment Advisor served as Chief Financial Officer of International Strategy & Investment Group Inc.

Item 27. Principal Underwriters.

ICC DISTRIBUTORS, INC.

(a) ICC Distributors, Inc., the distributor for shares of the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Funds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios), Morgan Grenfell Funds, Glenmede Fund, Inc. and Glenmede Portfolios.

(b)  Names and Principal   Position and Offices         Position and Offices
     Business Address*     with Principal Underwriter   with Registrant

     John Y. Keffer        President                    None
     Ronald H. Hirsch      Treasurer                    None
     Nanette K. Chern      Chief Compliance Officer     None
     David I. Goldstein    Secretary                    None
     Benjamin L. Niles     Vice President               None
     Frederick Skillin     Assistant Treasurer          None
     Marc D. Keffer        Assistant Secretary          None

-----------------
* Two Portland Square
  Portland, ME  04101

(c) Not applicable.

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

(a) International Strategy & Investment Group Inc., the distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), also acts as distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

(b)  Names and Principal  Position and Offices             Position and Offices
     Business Address*    with Principal Underwriter       with Registrant

     Edward S. Hyman      Chairman, Chief                  Chairman and Director
                          Executive Officer and Director

     R. Alan Medaugh      Director                         President

     Nancy Lazar          Executive Vice President         Vice President
                          and Director

     Joel Fein            Chief Financial Officer          None

-----------------
* 535 Madison Avenue, 30th Floor
  New York, New York 10022

(c) Not applicable.

Item 28. Location of Accounts and Records.

Investment Company Capital Corp. ("ICCC"), the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those accounts, books and documents maintained by the Registrant's investment advisor, International Strategy & Investment Inc. ("ISI"), 535 Madison Avenue, 30th Floor, New York, New York 10022, by the distributor of the Flag Investors Shares, ICC Distributors, Inc. Two Portland Square, Portland, Maine 04101, by the distributor for the ISI Managed Municipal Fund Shares, International Strategy & Investment Group Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, and by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICCC each maintained physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer-agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 19 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 27th day of February, 2001.

                                           TOTAL RETURN U.S. TREASURY FUND, INC.

                                           By: */s/ R. Alan Medaugh
                                               ---------------------------------
                                               R. Alan Medaugh, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Edward S. Hyman                     Chairman and Director
----------------------------------       February 27, 2001
Edward S. Hyman

*/s/ R. Alan Medaugh                     President
----------------------------------       February 27, 2001
R. Alan Medaugh

*/s/ Joseph R. Hardiman                  Director
----------------------------------       February 27, 2001
Joseph R. Hardiman

*/s/ Louis E. Levy                       Director
----------------------------------       February 27, 2001
Louis E. Levy

*/s/ Carl W. Vogt, Esq.                  Director
----------------------------------       February 27, 2001
Carl W. Vogt, Esq.

*/s/ Charles A. Rizzo                    Chief Financial and Accounting Officer
----------------------------------       February 27, 2001
Charles A. Rizzo

By: /s/Daniel O. Hirsch
    ------------------------------
Daniel O. Hirsch, Attorney-In-Fact       February 27, 2001



* By Power of Attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc. on behalf of each Fund's President pursuant to a properly executed power of attorney.


RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.